Inventory	12 Months Ended
Dec. 31, 2020
Disclosure of inventories [Abstract]
Inventory	Inventory
Inventory held in the normal course of business, which includes coal, emission credits, parts and materials, and natural gas, is valued at the lower of cost and net realizable value. Inventory held for trading, which includes natural gas and emission credits and allowances, is valued at fair value less costs to sell.

In the third quarter of 2020, the Corporation adjusted the useful life of its Highvale mine assets to align with the Corporation's conversion to gas plans. The standard cost of coal has increased as a result of the increased depreciation costs, in addition to reduced coal consumption. As the cost is not expected to be recovered based on current power pricing, the Corporation recognized a $37 million writedown to net realizable value on its internally produced coal inventory for the year ended Dec. 31, 2020.

The components of inventory are as follows:

As at Dec. 31	2020	2019
Parts and materials	107	108
Coal	83	130
Deferred stripping costs	8	6
Natural gas	2	3
Purchased emission credits(1)	38	4
Total	238	251
(1) Purchased emissions credits increased due to trading and compliance credits purchased, including those for Alberta compliance under the Technology Innovation and Emissions Reduction program.

The change in inventory is as follows:

Balance, Dec. 31, 2018	242
Net addition	12
Change in foreign exchange rates	(3)
Balance, Dec. 31, 2019	251
Net addition	26
Writedowns	(37)
Change in foreign exchange rates	(2)
Balance, Dec. 31, 2020	238

No inventory is pledged as security for liabilities.

The Corporation purchases emissions credits and also generates emissions credits from its Wind and Solar and Hydro segments. Emission credits generated from our business have no recorded book value but will be used to offset other emissions obligations in the future, resulting in reduced fuel compliance costs. At Dec. 31, 2020, we currently hold 1,434,761 purchased emission credits (2019 — 388,155) recorded at $38 million (2019 — $4 million) and approximately 502,653 (2019 — 411,115) emission credits with no recorded book value.